UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2007

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NATIONAL HEALTH REALTY, INC.

(Exact name of registrant as specified in its charter)

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Maryland	001-13487	52-2059888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Vine Street, Suite 1402
Murfreesboro, Tennessee	37130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On April 6, 2007, NATIONAL HEALTHCARE CORPORATION (“NHC”) entered into Amendment and Waiver No. 1 (the “Amendment”) to the Agreement and Plan of Merger by and among DAVIS ACQUISITION SUB LLC, a Delaware limited liability company (“NHC/OP Sub”), NHC/OP, L.P., a Delaware limited partnership and the direct parent of NHC/OP Sub, NHC and NATIONAL HEALTH REALTY INC., a Maryland corporation (“NHR”) dated as of December 20, 2006 (the “Merger Agreement”). Pursuant to the Amendment, among other things:

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the termination date of the Merger Agreement has been extended to August 31, 2007;

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the parties agree to use their commercially reasonable efforts to consummate and make effective the merger, and other actions contemplated by the Merger Agreement, on June 29, 2007;

The foregoing description of the Amendment and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to NHR’s Current Report on Form 8-K filed on December 22, 2006.

Additional Information About the Merger and Where to Find It.

NHC and NHR will file a joint proxy statement/prospectus as part of a registration statement on Form S-4 and other documents regarding the proposed merger with the Securities and Exchange Commission.  Investors and security holders are urged to read the joint proxy statement/prospectus when it becomes available because it will contain important information about NHC and NHR and the proposed merger.  Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus (when available) and other documents filed by NHC and NHR with the Securities and Exchange Commission at its website at www.sec.gov.  The definitive joint proxy statement/prospectus and the other relevant documents may also be obtained, when available, free of cost by directing a request to National Health Realty, Inc., 100 Vine Street, Suite 1402, Murfreesboro, TN 37130, Attention:  Corporate Secretary, telephone: (615) 890-2020.  Investors and security holders are urged to read the definitive proxy statement/prospectus and other relevant materials when they become available before making any voting or investment decisions with respect to the merger.

NHR and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of NHR in connection with the Merger and related transactions.  Information about NHR and its directors and executive officers, and their ownership of NHC and NHR securities, is set forth in each company’s respective annual proxy statements on Schedule 14A and annual reports on Form 10-K, which can be found at the Securities and Exchange Commission’s website at www.sec.gov. Additional information regarding the interests of those persons may be obtained by reading the joint proxy statement/prospectus when it becomes available.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description of Exhibit
2.1	Amendment and Waiver No. 1 to Agreement and Plan of Merger, dated April 6, 2007 by and among DAVIS ACQUISITION SUB LLC, NHC/OP, L.P., NATIONAL HEALTHCARE CORPORATION and NATIONAL HEALTH REALTY, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

April 11, 2007

NATIONAL HEALTH REALTY, INC.

By: /s/ Robert G. Adams
Name: Robert G. Adams
Title: President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Amendment and Waiver No. 1 to Agreement and Plan of Merger, dated April 6, 2007 by and among DAVIS ACQUISITION SUB LLC, NHC/OP, L.P., NATIONAL HEALTHCARE CORPORATION and NATIONAL HEALTH REALTY, INC.